SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Commission File No. 1-10308



                          June 22, 1999 (May 22, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)

          Delaware
(State or other jurisdiction                                   06-0918165
     of incorporation or                                    (I.R.S. Employer
       organization)                                      Identification Number)

    9 West 57th Street
    New York, New York                                              10019
(Address of principal executive                                   (Zip Code)
           office)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)

                                 Not Applicable
       (Former name, former address and former fiscal year, if applicable)







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ITEM 5.           OTHER EVENTS

                  This Current Report on Form 8-K is being filed by Cendant Corporation for purposes of incorporating by reference the exhibit listed in Item 7 hereof in Registration Statements currently on file or to be filed with the Securities and Exchange Commission.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
   NO.            DESCRIPTION
-------           --------------------------------------------------------------

99.1 Unaudited pro forma financial statements of Cendant Corporation giving effect to the disposition of the Company's Fleet management segment and the purchase of 50 million shares of Cendant Corporation common stock for: (i) the year ended December 31, 1998; and (ii) as of and for the three months ended March 31, 1999.

                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                    CENDANT CORPORATION

                                    BY:  /s/ Jon F. Danski
                                             Jon F. Danski
                                             Executive Vice President, Finance
                                             (Principal Accounting Officer)



   Date:   June 22, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    REPORT DATED JUNE 22, 1999 (MAY 22, 1999)


                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------------------------------------------------

99.1 Unaudited pro forma financial statements of Cendant Corporation giving effect to the disposition of the Company's Fleet management segment and the purchase of 50 million shares of Cendant Corporation common stock for: (i) the year ended December 31, 1998; and
                           (ii) as of and for the three months ended March 31, 1999.